UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

KEURIG GREEN MOUNTAIN, INC.
(Exact name of registrant as specified in its charter)

Delaware
(Jurisdiction of Incorporation)

1-12340	03-0339228
(Commission File Number)	(IRS Employer Identification Number)
33 Coffee Lane, Waterbury, Vermont 05676
(Address of registrant's principal executive office)

(802) 244-5621
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2014, Keurig Green Mountain, Inc. (the "Company") issued a press release announcing its third quarter results for the period ending June 28, 2014, and will hold a live audio webcast to discuss its third quarter results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information furnished in this Item 2.02, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1             Press Release of Keurig Green Mountain, Inc. dated August 6, 2014 regarding Third Quarter 2014 Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG GREEN MOUNTAIN, INC.

By: /s/ Frances G. Rathke
Frances G. Rathke
Chief Financial Officer and Treasurer

Date: August 6, 2014

EXHIBIT INDEX

99.1	Press Release of Keurig Green Mountain, Inc. dated August 6, 2014 regarding Third Quarter 2014 Results.